Commitments and Related Party Transactions - Schedule of Future Minimum Lease Payments (Details) (Southwestern Montana Financial Center, Inc.) - Southwestern Montana Financial Center, Inc. [Member]	Dec. 31, 2018 USD ($)
2019	$ 111,000
2020	88,500
2021	84,000
2022	84,000
2023	21,000
Total	$ 388,500